Exhibit 4.9

AMENDMENT NO. 4 TO

MASTER NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 4 TO MASTER NOTE PURCHASE AGREEMENT, dated as of August 9, 2013 (this “Amendment”), is by and among (a) Waste Connections, Inc., a Delaware corporation (the “Company”), each Subsidiary of the Company from time to time party to the Purchase Agreement referred to below (the “Subsidiaries,” and the Company and the Subsidiaries are each referred to herein as an “Obligor” and, collectively, the “Obligors”), and (b) each of the purchasers from time to time party to the Purchase Agreement referred to below (each a “Purchaser” and, collectively, the “Purchasers”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Purchase Agreement referred to below.

WHEREAS, the Obligors and the Purchasers are parties to that certain Master Note Purchase Agreement, dated as of July 15, 2008, as amended by that certain Amendment No. 1 to Master Note Purchase Agreement dated as of July 20, 2009, Amendment No. 2 to Master Note Purchase Agreement dated as of November 24, 2010 and Amendment No. 3 to Master Note Purchase Agreement dated as of October 12, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”); and

WHEREAS, the Obligors and the Holders pursuant to Section 17.1(a) of the Purchase Agreement desire to amend, among other sections of the Purchase Agreement, Section 1.2 in the Purchase Agreement to increase the maximum aggregate principal amount of Notes that may be issued pursuant to the Purchase Agreement from $750,000,000 to $1,250,000,000;

NOW THEREFORE, in consideration of the mutual agreements contained in the Purchase Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.1 Amendment to Section 1.2 of the Purchase Agreement. Section 1.2 of the Purchase Agreement is hereby amended by deleting the amount “$750,000,000” and replacing it with the amount “$1,250,000,000”.

§1.2 Amendment to Section 7 of the Purchase Agreement. Section 7 of the Purchase Agreement is hereby amended by adding a new Section 7.4 that shall read as follows:

“Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

(i) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each holder of a Note by e-mail;

(ii) the Company shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet, which is located at http://www.wasteconnections.com as of the date of this Agreement;

(iii) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; or

(iv) the Company shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided however, that in the case of any of clauses (ii), (iii) or (iv), the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.

In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from Section 20, Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, Section 20 shall supersede any such other confidentiality undertaking.”

§1.3 Amendment to Section 8.2 of the Purchase Agreement. Section 8.2 of the Purchase Agreement is hereby amended by amending and restating the second sentence of Section 8.2 as follows:

“The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than ten days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17.”

§1.4 Amendment to Section 8.2 of the Purchase Agreement. Section 8.2 of the Purchase Agreement is hereby amended by adding the following phrase after the first reference to the term “Make-Whole Amount” in Section 8.2:

“plus the LIBOR Breakage Amount (unless the date of prepayment is an Interest Payment Date)”

§1.5 Amendment to Section 8.7(e) of the Purchase Agreement. Section 8.7(e) of the Purchase Agreement is hereby amended by adding the following phrase at the end of the first sentence in Section 8.7(e):

“plus the LIBOR Breakage Amount (unless the date of prepayment is an Interest Payment Date)”

§1.6 Amendment to Section 10.9 of the Purchase Agreement. Section 10.9 of the Purchase Agreement is hereby amended by replacing “Closing Date” with “Fourth Amendment Effective Date”.

§1.7 Amendment to Section 10.15 of the Purchase Agreement. Section 10.15 of the Purchase Agreement is hereby amended and restating Section 10.15 in its entirety as follows:

“Section 10.15. Terrorism Sanctions Regulations. The Company will not and will not permit any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder to be in violation of any law or regulation applicable to such holder relating to U.S. Economic Sanctions or sanctions imposed by the United Nations or the European Union, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (c) to engage, nor shall any Affiliate of either engage, in any activity that could subject such Person or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.”

§1.8 Amendment to Section 11(b) of the Purchase Agreement. Section 11(b) of the Purchase Agreement is hereby amended by adding the following after the phrase “on any Note” in Section 11(b):

“or any LIBOR Breakage Amount”

§1.9 Amendment to Section 12.1(c) of the Purchase Agreement. Section 12.1(c) of the Purchase Agreement is hereby amended by adding the following phrase after the first reference to the term “Make-Whole Amount” in the second paragraph in Section 12.1(c):

“and LIBOR Breakage Amount”

§1.10 Amendment to Section 12.3 of the Purchase Agreement. Section 12.3 of the Purchase Agreement is hereby amended by adding the following phrase after each reference to the phrases “Make-Whole Amount, if any,” in Section 12.3:

“and LIBOR Breakage Amount, if any,”

§1.11 Amendment to Section 13.1 of the Purchase Agreement. Section 13.1 of the Purchase Agreement is hereby amended by adding the following parenthetical after “name and address” in the second and third line of Section 13.1:

“(including e-mail address, if applicable)”

§1.12 Amendment to Section 17.1(a) of the Purchase Agreement. Section 17.1(a) of the Purchase Agreement is hereby amended by adding the following parenthetical after the reference to Section 8 in clause (C) of Section 17.1(a):

“(except as set forth in the second sentence of Section 8.2)”

§1.13 Amendment to Section 18 of the Purchase Agreement. Section 18 of the Purchase Agreement is hereby amended by replacing the first word of Section 18 with the following:

“Except the extent otherwise provided in Section 7.4, all”

§1.14 Amendment to Section 22 of the Purchase Agreement. Section 22 of the Purchase Agreement is hereby amended by adding a new Section 22.10 as follows:

“Section 22.10. Disregarded Fair Value Option. For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.”

§1.16 Amendment to Schedule B of the Purchase Agreement. Schedule B of the Purchase Agreement is hereby amended by adding the following definitions in alphabetical order in Schedule B of the Purchase Agreement:

“Adjusted LIBOR Rate” means for each Interest Period with respect to any Floating Rate Note a rate per annum equal to the rate set forth in the applicable Supplement pursuant to which such Floating Rate Notes is issued.

“Blocked Person” means (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or Person beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) a Person otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, CISADA or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”).

“CISADA” means the Comprehensive Iran Sanctions, Accountability and Divestment Act.

“Controlled Entity” means (i) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (ii) if the Company has a parent company, such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“EDGAR” means the SEC’s Electronic Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Floating Rate Note” means any Note issued under this Agreement with a floating interest rate and not a fixed interest rate.

“Fourth Amendment” means the Amendment No. 4 to Master Note Purchase Agreement, dated as of August 9, 2013, among the Company, the Obligors and the Purchasers.

“Fourth Amendment Effective Date” means the date of execution of the Fourth Amendment.

“Interest Payment Date” means, with respect to any Floating Rate Note, the dates set forth in the applicable Supplement pursuant to which such Floating Rate Notes are issued.

“Interest Period” means, with respect to any Floating Rate Note, the period commencing on the issuance date of such Floating Rate Note and continuing up to, but not including, the first Interest Payment Date and, thereafter, the period commencing on the next succeeding Interest Payment Date and continuing up to, but not including, the next Interest Payment Date.

“LIBOR” shall mean, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a three (3) month period which appears on the Bloomberg Financial Markets Service Page BBAM-1 (or if such page is not available, the Reuters Screen LIBO Page) as of 11:00 a.m. (London, England time) on the date two Business Days before the commencement of such Interest Period. “Reuters Screen LIBO Page” means the display designated as the “LIBO” page on the Reuters Monitory Money Rates Service (or such other page as may replace the LIBO page on that service or such other service as may be nominated by the British Bankers’ Association as the information vendor for the purpose of displaying British Banker’s Association Interest Settlement Rates for U.S. Dollar deposits).

“LIBOR Breakage Amount” shall mean any loss, cost or expense (other than lost profits) actually incurred by any holder of a Floating Rate Note as a result of any payment or prepayment of any Floating Rate Note on a day other than a regularly scheduled Interest Payment Date for such Floating Rate Note or at the scheduled maturity (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise), and any loss or expense arising from the liquidation or reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained, provided that any such loss, cost or expense shall be limited to the time period from the date of such prepayment through the earlier of (i) the next Interest Payment Date, or (ii) the maturity date of the Notes. Each holder shall determine the LIBOR Breakage Amount with respect to the principal amount of its Floating Rate Notes then being paid or prepaid (or required to be paid or prepaid) by written notice to the Company that issued such Floating Rate Note setting forth such determination in reasonable detail not less than two Business Days prior to the date of prepayment in the case of any prepayment pursuant to Section 8.2(a) and not less than one Business Day in the case of any payment required by Section 12.1. Each such determination shall be presumptively correct absent manifest error.

“OFAC” is defined in the defined term “Blocked Person”.

“OFAC Listed Person” is defined in the defined term “Blocked Person”.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions” is defined in the defined term “Blocked Person”.

§2. Representations and Warranties. Each Obligor hereby represents and warrants to the Purchasers as follows:

(a) The execution and delivery by such Obligor of this Amendment and the performance by such Obligor of its obligations and agreements under this Amendment and the Purchase Agreement as amended hereby are within the corporate authority of such Obligor, have been duly authorized by all necessary corporate proceedings on behalf of such Obligor, and do not and will not contravene any provision of law, statute, rule or regulation to which such Obligor is subject or such Obligor’s constitutive documents or of any agreement or other instrument binding upon such Obligor.

(b) Each of this Amendment and the Purchase Agreement as amended hereby constitutes the legal, valid and binding obligation of such Obligor, enforceable in accordance with its respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights.

(c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by such Obligor of this Amendment or the Purchase Agreement as amended hereby.

(d) Such Obligor has performed and complied in all material respects with all terms and conditions herein and in the Purchase Agreement required to be performed or complied with by such Obligor prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Default or Event of Default.

§3. Conditions Precedent. This Amendment shall become effective as of the date on which all of the following shall have occurred (and shall not be effective until the date on which all of the following shall have occurred): each of the Obligors and the Holders shall have duly executed and delivered a copy of this Amendment.

§4. Miscellaneous Provisions.

(a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Purchase Agreement and the Notes shall remain unchanged and in full force and effect. It is declared and agreed by each of the parties hereto that the Purchase Agreement and the Notes, as amended hereby, shall continue in full force and effect, and that this Amendment and the Purchase Agreement shall be read and construed as a single instrument.

(b) The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written. Except as expressly provided herein, this Amendment shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or any Note, or (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Purchasers may now have or may have in the future under or in connection with the Purchase Agreement or the Notes, except as specifically set forth herein.

(c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Photocopies, facsimile transmissions, or email transmissions of Adobe portable document format files (also known as “PDF” files) of signatures shall be deemed original signatures and shall be fully binding on the parties to the same extent as original signatures.

§5. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE OBLIGORS:

WASTE CONNECTIONS, INC.

ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.

ALASKA WASTE-INTERIOR, LLC

ALASKA WASTE-KENAI PENINSULA, LLC

ALASKA WASTE MAT-SU, LLC

AMERICAN DISPOSAL COMPANY, INC.

AMERICAN SANITARY SERVICE, INC.

ANDERSON COUNTY LANDFILL, INC.

ANDERSON REGIONAL LANDFILL, LLC

BITUMINOUS RESOURCES, INC.

BRENT RUN LANDFILL, INC.

BROADACRE LANDFILL, INC.

BUTLER COUNTY LANDFILL, INC.

CALPET, LLC

CAMINO REAL ENVIRONMENTAL CENTER, INC.

CAPITAL REGION LANDFILLS, INC.

CARPENTER WASTE HOLDINGS, LLC

CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.

CHIQUITA CANYON, INC.

CHIQUITA CANYON, LLC

CLIFTON ORGANICS, LLC

COLD CANYON LAND FILL, INC.

COLUMBIA RESOURCE CO., L.P.

COMMUNITY REFUSE DISPOSAL INC.

CONTRACTORS WASTE SERVICES, INC.

CORRAL DE PIEDRA LAND COMPANY

COUNTY WASTE — ULSTER, LLC

COUNTY WASTE AND RECYCLING SERVICE, INC.

COUNTY WASTE TRANSFER CORP.

CRI HOLDINGS, LLC

CURRY TRANSFER & RECYCLING, INC.

D. M. DISPOSAL CO., INC.

DELTA CONTRACTS, LLC

DENVER REGIONAL LANDFILL, INC.

DIVERSIFIED BUILDINGS, L.L.C.

EL PASO DISPOSAL, LP

ELKO SANITATION COMPANY

EMPIRE DISPOSAL, INC.

ENVIRONMENTAL TRUST COMPANY

ENTECH ALASKA LLC

EVERGREEN DISPOSAL, INC.

FINLEY-BUTTES LIMITED PARTNERSHIP

FINNEY COUNTY LANDFILL, INC.

FORT ANN TRANSFER STATION, LLC

FRONT RANGE LANDFILL, INC.

G & P DEVELOPMENT, INC.

GREEN WASTE SOLUTIONS OF ALASKA, LLC

HARDIN SANITATION, INC.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

HAROLD LEMAY ENTERPRISES, INCORPORATED

HIGH DESERT SOLID WASTE FACILITY, INC.

HUDSON VALLEY WASTE HOLDING, INC.

ISLAND DISPOSAL, INC.

J BAR J LAND, INC.

LACASSINE HOLDINGS, L.L.C.

LAKESHORE DISPOSAL, INC.

LAUREL RIDGE LANDFILL, L.L.C.

LEALCO, INC.

LFC, INC.

MADERA DISPOSAL SYSTEMS, INC.

MAMMOTH DISPOSAL COMPANY

MANAGEMENT ENVIRONMENTAL NATIONAL, INC.

MASON COUNTY GARBAGE CO., INC.

MBO, LLC

MDSI OF LA, INC.

MILLENNIUM WASTE INCORPORATED

MISSION COUNTRY DISPOSAL

MORRO BAY GARBAGE SERVICE

MURREY’S DISPOSAL COMPANY, INC.

NEBRASKA ECOLOGY SYSTEMS, INC.

NOBLES COUNTY LANDFILL, INC.

NORTHWEST CONTAINER SERVICES, INC.

OKLAHOMA CITY WASTE DISPOSAL, INC.

OKLAHOMA LANDFILL HOLDINGS, INC.

OSAGE LANDFILL, INC.

PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC

POTRERO HILLS LANDFILL, INC.

PRAIRIE DISPOSAL, LLC

PRAIRIE LIQUIDS, LLC

PSI ENVIRONMENTAL SERVICES, INC.

PSI ENVIRONMENTAL SYSTEMS, INC.

R360 ARTESIA, LLC

R360 CLACO, LLC

R360 ENVIRONMENTAL SOLUTIONS, LLC

R360 ENVIRONMENTAL SOLUTIONS HOLDINGS, INC.

R30 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC

R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC

R360 ES HOLDINGS, INC.

R360 HITCHCOCK, LLC

R360 LOGISTICS, LLC

R360 OKLAHOMA, LLC

R360 PERMIAN BASIN, LLC

R360 SHUTE CREEK, LLC

R360 SILO, LLC

R360 WILLISTON BASIN, LLC

R.A. BROWNRIGG INVESTMENTS, INC.

R.J.C. TRUCKING CO.

RAILROAD AVENUE DISPOSAL, LLC

RED CARPET LANDFILL, INC.

RH FINANCIAL CORPORATION

RICH VALLEY, LLC

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

RKS HOLDING, CORP.

SAN LUIS GARBAGE COMPANY

SANIPAC, INC.

SCOTT SOLID WASTE DISPOSAL COMPANY

SCOTT WASTE SERVICES, LLC

SEABREEZE RECOVERY, INC.

SEDALIA LAND COMPANY

SIERRA HOLDING GROUP, LLC

SIERRA PROCESSING, LLC

SILVER SPRINGS ORGANICS L.L.C.

SJ RECLAMATION, INC.

SKB ENVIRONMENTAL, INC.

SKB (AUSTIN) ENVIRONMENTAL, LLC

SKB RECYCLING, LLC

SOUTH COUNTY SANITARY SERVICE, INC.

STERLING AVENUE PROPERTIES, LLC

STUTZMAN REFUSE DISPOSAL INC.

TACOMA RECYCLING COMPANY, INC.

TENNESSEE WASTE MOVERS, INC.

US LIQUIDS OF LA, L.P.

VOORHEES SANITATION, L.L.C.

WASCO COUNTY LANDFILL, INC.

WASTE CONNECTIONS MANAGEMENT SERVICES, INC.

WASTE CONNECTIONS OF ALABAMA, INC.

WASTE CONNECTIONS OF ALASKA, INC.

WASTE CONNECTIONS OF ARIZONA, INC.

WASTE CONNECTIONS OF ARKANSAS, INC.

WASTE CONNECTIONS OF CALIFORNIA, INC.

WASTE CONNECTIONS OF CANADA HOLDINGS, INC.

WASTE CONNECTIONS OF COLORADO, INC.

WASTE CONNECTIONS OF GEORGIA, INC.

WASTE CONNECTIONS OF IDAHO, INC.

WASTE CONNECTIONS OF ILLINOIS, INC.

WASTE CONNECTIONS OF IOWA, INC.

WASTE CONNECTIONS OF KANSAS, INC.

WASTE CONNECTIONS OF KENTUCKY, INC.

WASTE CONNECTIONS OF LEFLORE, LLC

WASTE CONNECTIONS OF LOUISIANA, INC.

WASTE CONNECTIONS OF MTNNESOT A, INC.

WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC

WASTE CONNECTIONS OF MISSISSIPPI, INC.

WASTE CONNECTIONS OF MONTANA, INC.

WASTE CONNECTIONS OF NEBRASKA, INC.

WASTE CONNECTIONS OF NEW MEXICO, INC.

WASTE CONNECTIONS OF NORTH CAROLINA, INC.

WASTE CONNECTIONS OF OKLAHOMA, INC.

WASTE CONNECTIONS OF OREGON, INC.

WASTE CONNECTIONS OF SOUTH CAROLINA, INC.

WASTE CONNECTIONS OF SOUTH DAKOTA, INC.

WASTE CONNECTIONS OF TENNESSEE, INC.

WASTE CONNECTIONS OF TEXAS, LLC

WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

WASTE CONNECTIONS OF UTAH, INC.

WASTE CONNECTIONS OF WASHINGTON, INC.

WASTE CONNECTIONS OF WYOMING, INC.

WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.

WASTE REDUCTION SERVICES, L.L.C.

WASTE SERVICES OF N.E. MISSISSIPPI, INC.

WASTE SOLUTIONS GROUP OF SAN BENITO, LLC

WCI-WHITE OAKS LANDFILL, INC.

WEST BANK ENVIRONMENTAL SERVICES, INC.

WEST COAST RECYCLING AND TRANSFER, INC.

WYOMING ENVIRONMENTAL SERVICES, INC.

YAKIMA WASTE SYSTEMS, INC.

By:	/s/ Worthing F. Jackman
Name: Worthing F. Jackman
Title: Chief Financial Officer

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

METROPOLITAN LIFE INSURANCE COMPANY

By:	METROPOLITAN LIFE INSURANCE COMPANY, its investment manager

By:	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

We acknowledge that we hold $35,000,000 6.22% Series 2008A Senior Notes due October 1, 2015.

We acknowledge that we hold $65,000,000 5.25% Series 2009A Senior Notes due November 1, 2019.

We acknowledge that we hold $9,500,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

We acknowledge that we hold $1,000,000 4.64% Series 2011A Senior Notes, Tranche C, due April 1, 2021.

GENERAL AMERICAN LIFE INSURANCE COMPANY

By:	METROPOLITAN LIFE INSURANCE COMPANY, its investment manager

By:	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

We acknowledge that we hold $10,000,000 6.22% Series 2008A Senior Notes due October 1, 2015.

METLIFE INVESTORS USA INSURANCE COMPANY

By:	METROPOLITAN LIFE INSURANCE COMPANY, its investment manager

By:	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director
We acknowledge that we hold $20,000,000 5.25% Series 2009A Senior Notes due November 1, 2019.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

UNION FIDELITY LIFE INSURANCE COMPANY

By:	METLIFE INVESTMENT ADVISORS COMPANY, its investment advisor

By:	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

We acknowledge that we hold $15,000,000 5.25% Series 2009A Senior Notes due November 1, 2019. We acknowledge that we hold $5,000,000 4.64% Series 2011A Senior Notes, Tranche C, due April 1, 2021.

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:	METROPOLITAN LIFE INSURANCE COMPANY, its investment manager

By:	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

We acknowledge that we hold $1,000,000 4.64% Series 2011A Senior Notes, Tranche C, due April 1, 2016.

EMPLOYERS REASSURANCE COMPANY

By:	METLIFE INVESTMENT ADVISORS COMPANY, its investment advisor

By:	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

We acknowledge that we hold $10,000,000 4.64% Series 2011A Senior Notes, Tranche C, due April 1, 2021.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NEW YORK LIFE INVESTMENT MANAGEMENT LLC, its Investment Manager

	By:	/s/ Loyd T. Henderson
	Name:	Loyd T. Henderson
	Title:	Senior Director

We acknowledge that we hold $12,500,000 6.22% Series 2008A Senior Notes due October 1, 2015.

We acknowledge that we hold $51,000,000 5.25% Series 2009A Senior Notes due November 1, 2019.

We acknowledge that we hold $8,500,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

NEW YORK LIFE INSURANCE COMPANY

	By:	/s/ Loyd T. Henderson
	Name:	Loyd T. Henderson
	Title:	Corporate Vice President

We acknowledge that we hold $17,500,000 6.22% Series 2008A Senior Notes due October 1, 2015.

We acknowledge that we hold $24,000,000 5.25% Series 2009A Senior Notes due November 1, 2019.

We acknowledge that we hold $5,100,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)

By:	NEW YORK LIFE INVESTMENT MANAGEMENT LLC, Its Investment Manager

	By:	/s/ Loyd T. Henderson
	Name:	Loyd T. Henderson
	Title:	Senior Director

We acknowledge that we hold $100,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

By:	NEW YORK LIFE INVESTMENT MANAGEMENT LLC, Its Investment Manager

	By:	/s/ Loyd T. Henderson
	Name:	Loyd T. Henderson
	Title:	Senior Director

We acknowledge that we hold $100,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By:	NEW YORK LIFE INVESTMENT MANAGEMENT LLC, Its Investment Manager

	By:	/s/ Loyd T. Henderson
	Name:	Loyd T. Henderson
	Title:	Senior Director

We acknowledge that we hold $100,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30E)

By:	NEW YORK LIFE INVESTMENT MANAGEMENT LLC, Its Investment Manager

	By:	/s/ Loyd T. Henderson
	Name:	Loyd T. Henderson
	Title:	Senior Director

We acknowledge that we hold $100,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

JACKSON NATIONAL LIFE INSURANCE COMPANY

By:	PPM AMERICA, INC., as attorney-in-fact

	By:	/s/ Elena S. Unger
	Name:	Elena S. Unger
	Title:	Assistant Vice President

We acknowledge that we hold $45,000,000 6.22% Series 2008A Senior Notes due October 1, 2015.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brien F. Davis
Name:	Brien F. Davis
Title:	Vice President

We acknowledge that we hold $36,800,000 6.22% Series 2008A Senior Notes due October 1, 2015.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	PRUDENTIAL INVESTMENT MANAGEMENT, INC., as investment manager

	By:	/s/ Brien F. Davis
Name: Brien F. Davis
Title: Vice President

We acknowledge that we hold $8,200,000 6.22% Series 2008A Senior Notes due October 1, 2015.

PHYSICIANS LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P., as Investment Advisor

By:	Prudential Private Placement Investors, Inc., as its General Partner

	By:	/s/ Brien F. Davis
Name: Brien F. Davis
Title: Vice President

We acknowledge that we hold $1,000,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	AMERICAN UNITED LIFE INSURANCE COMPANY, its agent

	By:	/s/ Michael I. Bullock
	Name:	Michael I. Bullock
	Title:	Vice President, Private Placements

We acknowledge that we hold $6,000,000 6.22% Series 2008A Senior Notes due October 1, 2015.

THE STATE LIFE INSURANCE COMPANY

By:	AMERICAN UNITED LIFE INSURANCE COMPANY, its agent

	By:	/s/ Michael I. Bullock
	Name:	Michael I. Bullock
	Title:	Vice President, Private Placements

We acknowledge that we hold $3,500,000 6.22% Series 2008A Senior Notes due October 1, 2015.

PIONEER MUTUAL LIFE INSURANCE COMPANY

By:	AMERICAN UNITED LIFE INSURANCE COMPANY, its agent

	By:	/s/ Michael I. Bullock
	Name:	Michael I. Bullock
	Title:	Vice President, Private Placements

We acknowledge that we hold $500,000 6.22% Series 2008A Senior Notes due October 1, 2015.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Ryan Anderson
Name:	Ryan Anderson
Title:	Authorized Signatory

By:	/s/ Douglas P. Dupont
Name:	Douglas P. Dupont
Title:	Authorized Signatory

We acknowledge that we hold $10,000,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

We acknowledge that we hold $11,000,000 4.00% Series 2011A Senior Notes, Tranche B, Due April 1, 2018.

ALLSTATE INSURANCE COMPANY

By:	/s/ Ryan Anderson
Name:	Ryan Anderson
Title:	Authorized Signatory

By:	/s/ Douglas P. Dupont
Name:	Douglas P. Dupont
Title:	Authorized Signatory

We acknowledge that we hold $9,000,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	BABSON CAPITAL MANAGEMENT LLC, as investment advisor

	By:	/s/ Emeka O. Onukwugha

	Name:	Emeka O. Onukwugha
	Title:	Managing Director

We acknowledge that we hold $24,200,000 4.64% Series 2011A Senior Notes, Tranche C, due April 1, 2021.

C.M. LIFE INSURANCE COMPANY

By:	BABSON CAPITAL MANAGEMENT LLC, as investment advisor

By:	/s/ Emeka O. Onukwugha

Name:	Emeka O. Onukwugha
Title:	Managing Director

We acknowledge that we hold $3,800,000 4.64% Series 2011A Senior Notes, Tranche C, due April 1, 2021.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

HARTFORD LIFE INSURANCE COMPANY

By:	HARTFORD INVESTMENT MANAGEMENT COMPANY, its agent and attorney-in-fact

	By:	/s/ Dawn M. Crunden

	Name:	Dawn M. Crunden
	Title:	Senior Vice President

We acknowledge that we hold $12,000,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

HARTFORD CASUALTY INSURANCE COMPANY

By:	HARTFORD INVESTMENT MANAGEMENT COMPANY, its agent and attorney-in-fact

By:	/s/ Dawn M. Crunden

	Name:	Dawn M. Crunden
	Title:	Senior Vice President

We acknowledge that we hold $13,000,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	HARTFORD INVESTMENT MANAGEMENT COMPANY, its agent and attorney-in-fact

By:	/s/ Dawn M. Crunden

Name:	Dawn M. Crunden
Title:	Senior Vice President

We acknowledge that we hold $9,000,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:	HARTFORD INVESTMENT MANAGEMENT COMPANY, its agent and attorney-in-fact

	By:	/s/ Dawn M. Crunden

Name:	Dawn M. Crunden
Title:	Senior Vice President

We acknowledge that we hold $3,000,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

RIVERSOURCE LIFE INSURANCE COMPANY

By:	/s/ Thomas W. Murphy

Name:	Thomas W. Murphy
Title:	Vice President – Investments

We acknowledge that we hold $17,500,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

We acknowledge that we hold $11,000,000 4.00% Series 2011A Senior Notes, Tranche B, Due April 1, 2018.

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

By:	/s/ Thomas W. Murphy

Name:	Thomas W. Murphy
Title:	Vice President – Investments

We acknowledge that we hold $2,000,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Randal W. Ralph

Name:	Randal W. Ralph
Title:	Its Authorized Representative

We acknowledge that we hold $18,000,000 4.00% Series 2011A Senior Notes, Tranche B, Due April 1, 2018.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

KNIGHTS OF COLUMBUS

By:	/s/ Gilles Marchand

Name:	Gilles Marchand
Title:	Vice President

We acknowledge that we hold $5,000,000 4.00% Series 2011A Senior Notes, Tranche B, Due April 1, 2018.

We acknowledge that we hold $12,000,000 4.64% Series 2011A Senior Notes, Tranche C, Due April 1, 2021.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

MODERN WOODMEN OF AMERICA

By:	/s/ Douglas A. Pannier

Name:	Douglas A. Pannier
Title:	Group Head – Private Placements

We acknowledge that we hold $16,000,000 4.64% Series 2011A Senior Notes, Tranche C, Due April 1, 2021.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

THE PHOENIX INSURANCE COMPANY

By:	/s/ Annette M. Masterson

Name:	Annette M. Masterson
Title:	Vice President

We acknowledge that we hold $16,000,000 4.64% Series 2011A Senior Notes, Tranche C, Due April 1, 2021.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By:	/s/ R. Scott Higgins

Name:	R. Scott Higgins
Title:	Senior Vice President
Sentinel Asset Management

We acknowledge that we hold $5,000,000 4.00% Series 2011A Senior Notes, Tranche B, Due April 1, 2018.

We acknowledge that we hold $7,000,000 4.64% Series 2011A Senior Notes, Tranche C, Due April 1, 2021.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]

PURCHASERS:

COUNTRY LIFE INSURANCE COMPANY

By:	/s/ John A. Jacobs

Name:	John A. Jacobs
Title:	Director – Fixed Income

We acknowledge that we hold $3,000,000 4.64% Series 2011A Senior Notes, Tranche C, Due April 1, 2021.

COUNTRY MUTUAL LIFE INSURANCE COMPANY

By:	/s/ John A. Jacobs

Name:	John A. Jacobs
Title:	Director – Fixed Income

We acknowledge that we hold $1,000,000 4.64% Series 2011A Senior Notes, Tranche C, Due April 1, 2021.

[Signature page to Amendment No. 4 to Master Note Purchase Agreement]